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                                                                      EXHIBIT 32


                                  CERTIFICATION

      In connection with the Annual Report of Res-Care, Inc. (the "Company") on Form 10-K for the period ended December 31, 2005 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned, the Chief Executive Officer and Chief Financial Officer of the Company, certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

      (1) The Annual Report on Form 10-K of the Company for the annual period ended December 31, 2005 (the "Report") fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 (15 U.S.C. 78m); and

      (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date: March 8, 2006           By: /s/ Ronald G. Geary
      -------------              -----------------------------------------------
                                 Ronald G. Geary
                                 Chairman, President and Chief Executive Officer


Date: March 8, 2006           By: /s/ David W. Miles
      -------------              -----------------------------------------------
                                 David W. Miles
                                 Chief Financial Officer


      A signed original of this written statement required by Section 906 of the Sarbanes-Oxley Act has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.